UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 20, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Parke Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          New Jersey                   333-122406               65-1241959
-------------------------------   ---------------------   ----------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                08080
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
               ------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]  Written communications pursuant to Rule 425 under the Securities Act

      [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      [ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b) under
           the Exchange Act

      [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

         On December 20, 2005, at a special meeting of shareholders of Parke Bancorp, Inc. (the "Company"), the Company's shareholders approved the adoption of the 2005 Stock Option Plan (the "Plan"), which authorizes the issuance of up to 230,000 share of common stock through stock option awards. Total Awards to outside directors will not exceed 120,000 shares in the aggregate, and no individual officer or employee shall receive options to purchase more than 55,000 shares.

         The Plan was adopted by the Company's Board of Directors on November 10, 2005 and approved by the Company's shareholders on December 20, 2005. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries, including Parke Bank (the "Bank"), and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability.

         The Board of Directors of the Company or an administrative committee comprised of not less than two non-employee directors will administer the Plan. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the 1934 Act. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the *Committee.

         The Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

     o    select the individuals to receive Awards under the Plan;

     o determine the type, number, vesting requirements and other features and conditions of individual Awards;

     o interpret the Plan and Award Agreements issued with respect to individual Awards; and

     o    make all other decisions related to the operation of the Plan.

         Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee.

         Subject to the terms of the Plan, officers, employees and outside directors of the Company or the Bank, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

         To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan.

         The Plan authorizes grants of Stock Option Awards. Such Awards may be made by the Committee or in accordance with the specific terms of the Plan.

         Payouts related to Awards may be made in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

         The foregoing summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Plan, which is attached hereto as Exhibit 10.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits:

          Exhibit 10.1 - 2005 Stock Option Plan
          ------------

          Exhibit 10.2 - Form of Stock Option Agreement (non-employee directors)
          ------------

          Exhibit 10.3 - Form of Stock Option Agreement (officers and employees)
          ------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      PARKE BANCORP, INC.


Date: December 21, 2005              By:   /s/Ernest D. Huggard
                                           -------------------------------------
                                           Ernest D. Huggard
                                           Senior Vice President/Chief Financial
                                           Officer
                                           (Duly Authorized Representative)